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                                                                    EXHIBIT 10.7

                                   AGREEMENT
                                   ---------

        This Agreement (the "Agreement") is made and entered into as of January 31, 1997, by and among Cellular Communications of Puerto Rico, Inc., a Delaware corporation (the "Assignor"), and CCPR Services, Inc., a Delaware corporation ("Assignee").

                                   Recitals
                                   --------

        WHEREAS, Assignor owns a 86.232% interest as a partner in San Juan Cellular Telephone Company, a general partnership (the "Partnership") which holds the license from the Federal Communications Commission and the Puerto Rico Telephone Regulatory Commission to operate the nonwireline Block A cellular communications system for the San Juan-Caguas, Puerto Rico Metropolitan Statistical Area.

        WHEREAS, Assignee owns a 6.146% interest as a partner in the Partnership.

        WHEREAS, the Assignor wishes to sell and assign 21.0% of its interest (the "Interest") to Assignee pursuant and subject to the terms and conditions of this Agreement.

        WHEREAS, in consideration of the continuation of the Partnership and the rights of the partners thereunder, it is acknowledged that the Interest is being transferred to the Assignee at fair market value.

        THEREFORE, in consideration of the mutual obligations set forth in this Agreement, and subject to all conditions set forth herein, the parties agree as follows:

        1. Assignment of Interest: Pursuant to Section 9.1(a) of the Partnership's Partnership Agreement (the "Partnership Agreement"), on the Closing Date (as defined in Section 3), Assignor shall assign and transfer to Assignee all of Assignor's right, title and interest to the Interest, free and clear of all encumbrances, liens, pledges, charges, claims, security interests and liabilities ("Liens") other than those expressly assumed herein by Assignee. The assignment shall include, with-


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out being limited to, the Interest, including the associated capital account in the Partnership and all related rights with regard to Partnership voting, profits, losses and distributions.

        2.      Consideration.  In consideration for the assignment contemplated
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by this Agreement, Assignee shall pay $80,000,000 to Assignor on the Closing
Date, by official bank check, cashier's check or electronic transfer of funds.

        3.      Closing Date and Place.  The closing of the transactions
                ----------------------
contemplated by this Agreement (the "Closing") shall occur as soon as practicable after the execution of this Agreement and the satisfaction of the conditions set forth in Section 7 hereof (with such date referred to as the "Closing Date"). The Closing shall take place at the offices of Latham & Watkins, 885 Third Avenue, New York, New York 10022.

        4.      Assumption of Assignor's Obligations.  Assignee shall assume and
                ------------------------------------
be bound on the Closing Date to perform all of the obligations, terms, covenants and conditions of the Assignor under the Partnership Agreement, whether arising before or after the Closing Date, with respect to the Interest assigned.

        5.      Mutual Representations and Warranties.  Assignee and Assignor
                -------------------------------------
represent and warrant to the other that: (a) Each (if not a natural person) is duly formed, validly existing, and in good standing under the state and local laws to which it is subject; (b) Each has the right, power and unconditional authority, and has taken all necessary action, to execute, deliver, and fully perform its obligations under this Agreement; (c) This Agreement is binding and enforceable against the warranting party; and (d) The execution, delivery and performance of the obligations under this Agreement (i) do not constitute a material violation, breach or default under any law, regulation, ordinance, judgment, order, agreement, charter, articles or certificate of incorporation, by-laws, or other instrument or obligation to which the warranting party is subject, and (ii) will not result in the imposition of any Liens on the Interest assigned.

        6.      Assignor's Representations and Warranties.  Assignor represents
                -----------------------------------------
and warrants to Assignee that (a)


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Assignor is the lawful owner of the Interest; and (b) Assignor will assign the
Interest to Assignee free and clear of any and all Liens of any nature whatsoever, except for the obligations expressly assumed herein by Assignee.

        7.      Conditions to Closing.  The following are conditions precedent
                ---------------------
to each party's obligation to close the transactions contemplated by this
Agreement:

                (a) All required authorizations, orders, grants, consents, permissions or approvals ("Approvals") of any governmental entity with jurisdiction over the transactions contemplated by this Agreement
("Governmental Agencies") shall have been received and shall remain in effect;

                (b) The other party's representations and warranties shall be true and correct, and the other party shall have performed all of its covenants and obligations due to be performed as of the Closing Date in accordance with this Agreement; and

                (c) The consummation of the transactions contemplated by this Agreement shall not be in violation of any law, rule or regulation.

        8.      Governmental Filings.  Each of the parties hereto shall use its
                --------------------
reasonable best efforts to take, or cause to be taken, all appropriate action, and to do or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective such transactions, including, without limitation, using its reasonable best efforts to obtain all Approvals of Governmental Agencies as are required for the consummation of such transactions and to fulfill the conditions to the Agreement.

        9.      Indemnification by Assignor.  Assignee and its affiliates shall
                ---------------------------
be indemnified and held harmless by the Assignor against any and all losses, expenses, damages, injuries, judgments, claims and liabilities, including reasonable attorney's fees and litigation expenses, arising from (a) Assignor's ownership of its Interest prior to the Closing; (b) any material misrepresentation, breach of warranty, or nonperformance of any obligation hereunder on the part of Assignor; (c) any other act or


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omission on the part of Assignor, its agents or representatives in connection with its Interest or the Partnership; or (d) any agreement, commitment, obligation, or other liability of Assignor in connection with its Interest or the Partnership which Assignee does not expressly and specifically assume either hereunder or in writing prior to the Closing.

        10.     Indemnification by Assignee.  Assignor shall be indemnified and
                ---------------------------
held harmless by Assignee against any and all losses, expenses, damages, injuries, judgment, claims and liabilities, including reasonable attorney's fees and litigation expenses, arising from (a) Assignee's ownership of the Interest; (b) any material misrepresentation, breach of warranty, or nonperformance of any obligation hereunder on the part of Assignee; or (c) any other act or omission on the part of Assignee or its affiliates in connection with its interest in the Partnership.

        11.     Continuing Effectiveness. Each party's representations shall be
                ------------------------
true and correct, and each party's warranties and indemnifications shall be in full force and effect on the date that the party executes this Agreement and, to the extent the same are applicable at closing, on the Closing Date as if made on the Closing Date. Each party's representations, warranties and indemnifications shall survive the Closing Date and shall be fully actionable and enforceable thereafter.

        12.     Expenses.  Assignee and Assignor shall each bear their own legal
                --------
and other fees and expenses associated with the preparation, execution and consummation of this Agreement and the filing and prosecution of any required Governmental Agency submissions.

        13.     Notices.  All notices or other communications to parties under
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this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telegram, telex or other standard form of telecommunications, or by registered or certified mail or Federal Express delivery, postage prepaid, return receipt requested, addressed as follows:

                If to Assignor:


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               Cellular Communications
                 of Puerto Rico, Inc.
               c/o Richard J. Lubasch
               110 East 59th Street
               26th Floor
               New York, New York  10022

               If to Assignee:

               CCPR Services, Inc.
               c/o Richard J. Lubasch
               110 East 59th Street
               26th Floor
               New York, New York  10022

               With copies to:

               Skadden, Arps, Slate,
                 Meagher & Flom LLP
               919 Third Avenue
               New York, New York  10022
               Attention:  Thomas H. Kennedy

          14.  Governing Law.  This Agreement shall be interpreted, enforced and
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governed in accordance with the laws of New York (without regard to the provisions thereof on the conflict of laws).

          15.  Binding Effect.  This Agreement shall bind and benefit the
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parties, their representatives, and their permitted assignees and successors in interest. However, no right or obligation herein may be assigned or delegated by a party, either directly or indirectly by transfer of control, without the prior written consent of the other party. This Agreement may be assigned by a party without the other party's consent to a corporation controlled by the assigning party or the assigning party's controlling principals, provided that the assigning party remains obligated hereunder.

          16.  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement between the parties governing this transaction. No prior agreement or representation, whether verbal or written, shall have any forces or effect. This Agreement may be modified, superseded or canceled only in writing signed by each of the parties to be affected.

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        IN WITNESS WHEREOF, this Agreement has been duly executed as of the first date above written.

                                       CELLULAR COMMUNICATIONS
                                         OF PUERTO RICO, INC.


                                       By: [SIGNATURE APPEARS HERE]
                                          --------------------------------

                                       CCPR SERVICES, INC.

                                       By: [SIGNATURE APPEARS HERE]
                                          --------------------------------


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